Exhibit 99.1

FOR IMMEDIATE RELEASE

May 6, 2021	Nasdaq Capital Markets - GTIM

GOOD TIMES RESTAURANTS REPORTS SECOND QUARTER RESULTS
GOOD TIMES RESTAURANTS REPORTS RESULTS FOR
THE SECOND QUARTER ENDING MARCH 30, 2021

(GOLDEN, CO) Good Times Restaurants Inc. (Nasdaq: GTIM), operator of Bad Daddy’s Burger Bar and Good Times Burgers & Frozen Custard, today reported financial results for the fiscal second quarter ended March 30, 2021.

Key highlights of the Company’s financial results include:

•	Total Revenues increased 11.5% to $29.2 million for the quarter

•	Total Restaurant Sales for Bad Daddy’s restaurants increased $1.7 to $21.0 million for the quarter

•	Same Store Sales[1] for company-owned Bad Daddy’s restaurants increased 9.1% for the quarter

•	Total Restaurant Sales for Good Times restaurants increased $1.3 million to $8.0 million for the quarter

•	Same Store Sales for company-owned Good Times restaurants increased 22.9% for the quarter

•	Net Income Attributable to Common Shareholders was $1.1 million for the quarter

•	Adjusted EBITDA[2] (a non-GAAP measure) for the quarter was $2.3 million

•	The Company ended the quarter with $11.2 million in cash, $3.5 million outstanding under its senior credit facility and $11.6 million in outstanding Paycheck Protection Program loans

Ryan M. Zink, the Company’s Chief Executive Officer, said, “This quarter marks a turning point for us in that all of our restaurants, with the re-opening of Bad Daddy’s dining rooms in early January, were open for the majority of the quarter. We rewarded our restaurant management during the quarter through a special discretionary bonus to mark the anniversary of the original shutdown and celebrate the results of their determination and enduring efforts during such an unpredictable time. The hiring environment for hourly team members continues to be challenging and we are implementing incentive programs to ensure we continue to attract and retain talented team members at both of our concepts.

Mr. Zink concluded, “A year ago we entered a global pandemic on the heels of a period of poor financial performance for the company. We continue to build a strong balance sheet and maintain the comparatively stronger unit-level economics that we have achieved, but intently focused on the long-term, operating our concepts with a focus on hiring great people, providing fulfilling and rewarding roles at all levels of the organization, and accordingly, running great restaurants.”

Fiscal 2021 Outlook:

As previously announced, due to continuing unprecedented economic conditions associated with the ongoing COVID-19 pandemic and unpredictable nature of COVID-19 and government responses to the evolving situation, the Company had not yet provided a financial outlook for the remainder of the 2021 fiscal year. However, based on improved cash flow and stabilizing operations, the Company is providing the following expectations for 2021:

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1 Sales store sales are a metric used in evaluating the performance of established restaurants and is a commonly used metric in the restaurant industry. Same store sales for our brands are calculated using all units open for at least 18 full fiscal months, and use the comparable operating weeks from the prior year to the current year quarter’s operating weeks.

2 For a reconciliation of Adjusted EBITDA to the most directly comparable financial measures presented in accordance with GAAP and a discussion of why the Company considers them useful, see the financial information schedules accompanying this release.

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•	Two new Bad Daddy’s restaurants opening during the final two quarters of the year

•	Total capital expenditures of approximately $3.3 million to $3.5 million, including approximately $1.0 million to $1.2 million of maintenance expenditures

Although all Bad Daddy’s dining rooms are currently open and capacity restrictions have been lifted in certain locations, the possibility remains that temporary closures and/or capacity restrictions might be put in place with limited notice. Should such restrictions be enforced, the Company could pull back on development and reduce capital spend accordingly.

Conference Call: Management will host a conference call to discuss its second quarter 2021 financial results on Thursday, May 6, 2021 at 3:00 p.m. MT/5:00 p.m. ET. Hosting the call will be Ryan M. Zink, its Chief Executive Officer.

The conference call can be accessed live over the phone by dialing (888) 339-0806 and requesting the Good Times Restaurants (GTIM) call. The conference call will also be webcast live from the Company's corporate website www.goodtimesburgers.com. An archive of the webcast will be available at the same location on the corporate website shortly after the call has concluded.

About Good Times Restaurants Inc.: Good Times Restaurants Inc. (GTIM) owns, operates, franchises and licenses 39 Bad Daddy’s Burger Bar restaurants through its wholly owned subsidiaries. Bad Daddy’s Burger Bar is a full-service “small box” restaurant concept featuring a chef-driven menu of gourmet signature burgers, chopped salads, appetizers and sandwiches with a full bar and a focus on a selection of craft beers in a high-energy atmosphere that appeals to a broad consumer base. Additionally, through its wholly-owned subsidiaries, Good Times Restaurants Inc. owns, operates and franchises a regional quick-service restaurant chain consisting of 32 Good Times Burgers & Frozen Custard restaurants located primarily in Colorado.

Forward Looking Statements Disclaimer:

This press release contains forward looking statements within the meaning of federal securities laws. The words “intend,” “may,” “believe,” “will,” “should,” “anticipate,” “expect,” “seek” and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include such factors as the disruption to our business from the novel coronavirus (COVID-19) pandemic and the impact of the pandemic on our results of operations, financial condition and prospects which may vary depending on the duration and extent of the pandemic and the impact of federal, state and local governmental actions and customer behavior in response to the pandemic, the lack of assurance that the full amount of the PPP loans will be forgiven, the uncertain nature of current restaurant development plans and the ability to implement those plans and integrate new restaurants, delays in developing and opening new restaurants because of weather, local permitting or other reasons, increased competition, cost increases or shortages in raw food products, and other matters discussed under the Risk Factors section of Good Times’ Annual Report on Form 10-K for the fiscal year ended September 29, 2020 filed with the SEC, and other filings with the SEC . Good Times disclaims any obligation or duty to update or modify these forward-looking statements.

Good Times Restaurants Inc. CONTACTS:

Ryan M. Zink, Chief Executive Officer (303) 384-1432

Christi Pennington (303) 384-1440

Category: Financial

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Good Times Restaurants Inc.

Unaudited Supplemental Information

(In thousands, except per share amounts)

	Quarter Ended		Year-to-Date
	March 30, 2021 (13 Weeks)	March 31, 2020 (13 Weeks)	March 30, 2021 (26 Weeks)	March 31, 2020 (27 Weeks)
Statement of Operations
Net revenues:
Restaurant sales	$28,995	$25,998	$56,076	$56,591
Franchise revenues	197	184	412	405
Total net revenues	29,192	26,182	56,488	56,996

Restaurant Operating Costs:
Food and packaging costs	8,207	7,897	16,048	17,203
Payroll and other employee benefit costs	9,645	9,921	18,526	21,900
Restaurant occupancy costs	2,155	2,212	4,350	4,650
Other restaurant operating costs	3,642	2,957	7,111	5,959
Pre-opening costs	80	159	119	961
Depreciation and amortization	930	1,113	1,859	2,192
Total restaurant operating costs	24,659	24,259	48,013	52,865

General and administrative costs	2,418	1,588	4,592	3,641
Advertising costs	510	510	1,019	1,056
Franchise costs	12	8	17	8
Impairment of goodwill	-	10,000	-	10,000
Impairment of long-lived assets	-	4,359	-	4,359
Gain on restaurant asset sale	(10)	(9)	(19)	(28)
Income (Loss) from operations	1,603	(14,533)	2,866	(14,905)

Other expense:
Interest expense, net	(80)	(209)	(178)	(436)
Total other expense, net	(80)	(209)	(178)	(436)

Net income (loss)	$1,523	$(14,742)	$2,688	$(15,341)
Income attributable to non-controlling interests	(426)	(174)	(789)	(386)
Net income (loss) attributable to common shareholders	$1,097	$(14,916)	$1,899	$(15,727)

Basic income (loss) per share	$0.09	$(1.19)	$0.15	$(1.25)
Diluted income per share	$0.09	N/A	$0.15	N/A

Basic weighted average common shares outstanding	12,659,296	12,583,643	12,640,686	12,590,549
Diluted weighted average common shares outstanding	12,849,211	N/A	12,756,880	N/A

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Good Times Restaurants Inc.

Unaudited Supplemental Information

(In thousands)

	March 30, 2021	September 29, 2020
Balance Sheet Data
Cash and cash equivalents	$11,204	$11,454

Total assets	$97,689	$99,693

Current maturities of long-term debt	$8,148	$6,242

Long-term debt due after one year	$6,997	$10,903

Stockholders’ equity	$17,188	$14,983

Supplemental Information for Company-Owned Restaurants (dollars in thousands):

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard
	Second Fiscal Quarter		Year-to-Date		Second Fiscal Quarter		Year-to-Date
	2021 (13 weeks)	2020 (13 weeks)	2021 (26 weeks)	2020 (27 weeks)	2021 (13 weeks)	2020 (13 weeks)	2021 (26 weeks)	2020 (27 weeks)

Restaurant sales	$20,983	$19,300	$39,673	$42,113	$8,012	$6,698	$16,403	$14,478
Restaurants opened during period	-	-	-	2	-	-	-	-
Restaurants closed during period	-	-	-	-	-	-	1	1
Restaurants open at period end	37	37	37	37	24	25	24	25

Restaurant operating weeks	481.0	481.0	962.0	989.6	312.0	325.0	630.0	688.0

Average weekly sales per restaurant	$43.6	$40.1	$41.2	$42.6	$25.7	$20.6	$26.0	$21.0

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Reconciliation of Non-GAAP Measurements to U.S. GAAP Results

Reconciliation of Non-GAAP Restaurant-Level Operating Profit to Income from Operations

(In thousands, except percentage data)

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard				Good Times Restaurants Inc.
	--------------------------------------------------Fiscal Quarter Ended (13 Weeks)--------------------------------------------------
	March 30, 2021		March 31, 2020		March 30, 2021		March 31, 2020		March 30, 2021	March 31, 2020

Restaurant sales	$20,983	100.0%	$19,300	100.0%	$8,012	100.0%	$6,698	100.0%	$28,995	$25,998
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food and packaging costs	5,881	28.0%	5,835	30.2%	2,326	29.0%	2,062	30.8%	8,207	7,897
Payroll and benefits costs	6,996	33.3%	7,400	38.3%	2,649	33.0%	2,521	37.7%	9,645	9,921
Restaurant occupancy costs	1,413	6.7%	1,471	7.6%	742	9.3%	741	11.0%	2,155	2,212
Other restaurant operating costs	2,860	13.6%	2,289	11.9%	782	9.8%	668	10.0%	3,642	2,957
Restaurant-level operating profit	$3,833	18.3%	$2,305	11.9%	$1,513	18.9%	$706	10.5%	$5,346	$3,011

Franchise revenues									197	184
Deduct - Other operating:
Depreciation and amortization									930	1,113
General and administrative									2,418	1,588
Advertising costs									510	510
Franchise costs									12	8
Impairment of goodwill									-	10,000
Impairment of long-lived assets									-	4,359
Gain on restaurant asset sale									(10)	(9)
Pre-opening costs									80	159
Total other operating									3,940	17,728

Income (loss) from operations									$1,603	$(14,533)

Certain percentage amounts in the table above do not total due to rounding as well as the fact that restaurant operating costs are expressed as a percentage of restaurant revenues (as opposed to total revenues).

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Reconciliation of Non-GAAP Measurements to U.S. GAAP Results

Reconciliation of Non-GAAP Restaurant-Level Operating Profit to Income from Operations

(In thousands, except percentage data)

	Bad Daddy’s Burger Bar				Good Times Burgers & Frozen Custard				Good Times Restaurants Inc.
	--------------------------------------------------Year-to-Date Period Ended--------------------------------------------------
	March 30, 2021 (26 Weeks)		March 31, 2020 (27 Weeks)		March 30, 2021 (26 Weeks)		March 31, 2020 (27 Weeks)		March 30, 2021 (26 Wks)	March 31, 2020 (27 Wks)

Restaurant sales	$39,673	100.0%	$42,113	100.0%	$16,403	100.0%	$14,478	100.0%	$56,076	$56,591
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food and packaging costs	11,237	28.3%	12,727	30.2%	4,811	29.3%	4,476	30.9%	16,048	17,203
Payroll and benefits costs	13,263	33.4%	16,402	38.9%	5,263	32.1%	5,498	38.0%	18,526	21,900
Restaurant occupancy costs	2,867	7.2%	3,115	7.4%	1,483	9.0%	1,535	10.6%	4,350	4,650
Other restaurant operating costs	5,509	13.9%	4,580	10.9%	1,602	9.8%	1,379	9.5%	7,111	5,959
Restaurant-level operating profit	$6,797	17.1%	$5,289	12.6%	$3,244	19.8%	$1,590	11.0%	$10,041	$6,879

Franchise revenues									412	405
Deduct - Other operating:
Depreciation and amortization									1,859	2,192
General and administrative									4,592	3,641
Advertising costs									1,019	1,056
Franchise costs									17	8
Impairment of goodwill									-	10,000
Impairment of long-lived assets									-	4,359
Gain on restaurant asset sale									(19)	(28)
Pre-opening costs									119	961
Total other operating									7,587	22,189

Income (loss) from operations									$2,866	$(14,905)

Certain percentage amounts in the table above do not total due to rounding as well as the fact that restaurant operating costs are expressed as a percentage of restaurant revenues (as opposed to total revenues).

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The Company believes that restaurant-level operating profit is an important measure for management and investors because it is widely regarded in the restaurant industry as a useful metric by which to evaluate restaurant-level operating efficiency and performance. The Company defines restaurant-level operating profit to be restaurant revenues minus restaurant-level operating costs, excluding restaurant closures and impairment costs. The measure includes restaurant-level occupancy costs, which include fixed rents, percentage rents, common area maintenance charges, real estate and personal property taxes, general liability insurance and other property costs, but excludes depreciation. The measure excludes depreciation and amortization expense, substantially all of which is related to restaurant level assets, because such expenses represent historical sunk costs which do not reflect current cash outlay for the restaurants. The measure also excludes selling, general and administrative costs, and therefore excludes occupancy costs associated with selling, general and administrative functions, and pre-opening costs. The Company excludes restaurant closure costs as they do not represent a component of the efficiency of continuing operations. Restaurant impairment costs are excluded, because like depreciation and amortization, they represent a non-cash charge for the Company’s investment in its restaurants and not a component of the efficiency of restaurant operations. Restaurant-level operating profit is not a measurement determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered in isolation, or as an alternative, to income from operations or net income as indicators of financial performance. Restaurant-level operating profit as presented may not be comparable to other similarly titled measures of other companies. The tables above set forth certain unaudited information for the current and prior year fiscal quarters and year-to-date periods for fiscal 2021 and fiscal 2020, expressed as a percentage of total revenues, except for the components of restaurant operating costs, which are expressed as a percentage of restaurant revenues.

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA (Thousands of US Dollars)

	Fiscal Quarter Ended		Year-to-Date
	March 30, 2021 (13 Weeks)	March 31, 2020 (13 Weeks)	March 30, 2021 (26 Weeks)	March 31, 2020 (27 Weeks)
Adjusted EBITDA:
Net income (loss), as reported	$1,097	$(14,916)	$1,899	$(15,727)
Depreciation and amortization [3]	911	1,103	1,820	2,172
Interest expense, net	80	209	178	436
EBITDA	2,088	(13,604)	3,897	(13,119)
Pre-opening expense	80	160	119	961
Non-recurring severance costs	-	-	-	41
Non-cash stock-based compensation	214	74	276	149
GAAP rent-cash rent difference	(84)	(144)	(172)	(23)
Gain on disposal of assets	(10)	(19)	(19)	(28)
Impairment of goodwill	-	10,000	-	10,000
Impairment of long-lived assets	-	4,359	-	4,359
Adjusted EBITDA	$2,288	$826	$4,101	$2,340

Adjusted EBITDA is a supplemental measure of operating performance that does not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by GAAP, and our calculation thereof may not be comparable to that reported by other companies. This measure is presented because we believe that investors' understanding of our performance is enhanced by including this non-GAAP financial measure as a reasonable basis for evaluating our ongoing results of operations.

Adjusted EBITDA is calculated as net income before interest expense, provision for income taxes and depreciation and amortization and further adjustments to reflect the additions and eliminations presented in the table above.

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3 Depreciation and amortization, and preopening expense have been reduced by any amounts attributable to non-controlling interests.

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Adjusted EBITDA is presented because: (i) we believe it is a useful measure for investors to assess the operating performance of our business without the effect of non-cash charges such as depreciation and amortization expenses and asset disposals, closure costs and restaurant impairments, and (ii) we use adjusted EBITDA internally as a benchmark for certain of our cash incentive plans and to evaluate our operating performance or compare our performance to that of our competitors. The use of adjusted EBITDA as a performance measure permits a comparative assessment of our operating performance relative to our performance based on our GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structures and cost of capital (which affect interest expense and income tax rates) and differences in book depreciation of property, plant and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management believes that adjusted EBITDA facilitates company-to-company comparisons within our industry by eliminating some of these foregoing variations. Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies, and our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by excluded or unusual items.